MFS(R) GOVERNMENT SECURITIES FUND

                   Supplement to the July 1, 2004, Prospectus

Effective immediately, the "Expense Table" and "Example of Expenses," under the "Expense Summary" section, are hereby restated as follows:

Expense Table

This table describes the fees and expenses that you may pay when you buy, redeem and hold shares of the fund.

Shareholder Fees (fees paid directly from your investment):

                                                  Class A and    Class B and     Class C and     Class R1 and        Class I
                                                   Class 529A     Class 529B      Class 529C        Class R2
Maximum Sales Charge (Load)
Imposed on Purchases (as a
percentage of offering price) ...............         4.75%           N/A            N/A              N/A              N/A
Maximum Deferred Sales
Charge (Load) (as a percentage
of original purchase price or
redemption proceeds,
whichever is less)...........................     See Below#         4.00%          1.00%             N/A              N/A
Maximum Redemption Fee
(as a percentage of
amount redeemed),
if applicable##..............................         2.00%          2.00%          2.00%             N/A             2.00%


Annual Fund Operating Expenses (expenses that are deducted from fund assets):

                                                     Class A        Class B        Class C        Class R1         Class R2
Management Fee...............................          0.40%          0.40%          0.40%           0.40%          0.40%
Distribution and Service (12b-1) Fees(1).....          0.25%          1.00%          1.00%           0.50%          0.50%
Other Expenses(2)............................          0.24%          0.24%          0.24%           0.24%          0.49%(5)
                                                       -----          -----          -----           -----          -----
Total Annual Fund Operating Expenses(3)......          0.89%          1.64%          1.64%           1.14%          1.39%
   Fee Reductions(6).........................         (0.10)%        (0.10)%        (0.10)%         (0.10)%        (0.10)%
                                                      -------        -------        -------         -------        -------
Net Expenses(3)..............................          0.79%          1.54%          1.54%           1.04%          1.29%


                                                   Class 529A      Class 529B     Class 529C       Class I
Management Fee.....................................   0.40%          0.40%           0.40%          0.40%
Distribution and Service (12b-1) Fees(1)...........   0.35%          1.00%           1.00%           N/A
Other Expenses(2).................................. 0.49%(4)        0.49%(4)       0.49%(4)         0.24%
                                                    -----           -----          -----            -----
Total Annual Fund Operating Expenses(3)............   1.24%          1.89%           1.89%          0.64%
    Fee Reductions(6)..............................  (0.10)%        (0.10%)         (0.10)%        (0.10)%
                                                     -------        -------         -------        -------
Net Expenses(3)....................................   1.14%          1.79%           1.79%          0.54%

-------------------------


(#) An initial sales charge will not be deducted from your purchase if you buy $1 million or more of class A shares, or if you are investing through a retirement plan and your class A purchase meets certain requirements. However, in either case, a contingent deferred sales charge (referred to as CDSC) of 1% may be deducted from your redemption proceeds if you redeem your investment within 12 months of your purchase. Class 529A shares are not subject to any CDSC.

(##) A redemption fee of 2.00% is imposed on proceeds from redemptions and exchanges made within five business days after acquiring fund shares. See "How to Purchase, Exchange and Redeem Shares - Other Considerations - Redemption Fee" in the fund's prospectus.

(1) The fund has adopted a distribution plan under Rule 12b-1 that permits it to pay marketing and other fees to support the sale and distribution of each class of shares and the services provided to you by your financial adviser (referred to as distribution and service fees). The maximum distribution and service fees under the plan are: 0.35% annually for class A shares; 0.50% annually for each of class 529A, class R1 and class R2 shares; 1.00% annually for each of class B, class C, class 529B and class 529C shares; and not applicable to class I shares. A portion of the class A distribution and service fee equal to 0.10% and a portion of the class 529A distribution fee equal to 0.15%, each of which is not currently in effect, may be imposed only with the approval of the Board of Trustees which oversees the fund.

(2) MFS has contractually agreed to bear the fund's expenses such that "Other Expenses," determined without giving effect to the expense reduction arrangement described below, do not exceed 0.25% annually for each of class A, class B, class C, class R1 and class I shares; and 0.50% for each of class R2, class 529A, class 529B and class 529C shares. This expense limitation arrangement excludes management fees, distribution and service fees, taxes, extraordinary expenses, brokerage and transaction costs, expenses associated with the fund's investing activities and class-specific expenses. This contractual fee arrangement will continue until at least July 1, 2005, unless earlier terminated or modified with the consent of the Board of Trustees which oversees the fund.

(3) The fund has an expense offset arrangement which reduces the fund's custodian fee based upon the amount of cash maintained by the fund with its custodian and dividend disbursing agent and may have entered or may enter into brokerage arrangements that reduce or recapture fund expenses. Any such fee reductions are not reflected in the table. Had these fee reductions been taken into account, "Net Expenses" would be lower.

 (4) "Other Expenses" for the 529 classes include the program management fees described in the fund's prospectus under the "Management of the Fund." The only fees and charges a 529 participant will incur are the fund's sales charges and expenses described in the table above, and an account maintenance fee and miscellaneous other account fees which may be charged in connection with the administration of the participant's account. See the program description and materials available from your financial representative for details about other account fees.

(5) "Other Expenses" for the R2 shares include an annual 0.25% administrative service fee paid by the fund from assets attributable to class R2 shares to MFS for the provision by MFS, or a third party, of various administrative, recordkeeping and communication/educational services.

(6) Represents a contractual management fee reduction effective March 1, 2004. See "Management of the Fund - Investment Adviser" in the fund's prospectus.

Example of Expenses

These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The examples assume that:

     o You invest $10,000 in the fund for the time periods indicated and you redeem your shares at the end of the time periods (unless otherwise indicated);

     o Your investment has a 5% return each year and dividends and other distributions are reinvested; and

     o The fund's operating expenses remain the same, except that the fund's total operating expenses are assumed to be the fund's "Net Expenses" for the period during which any contractual fee reductions are in effect (see "Expense Summary - Expense Table" above).

Although your actual costs may be higher or lower, under these assumptions your costs would be:

Share Class                                            Year 1            Year 3             Year 5             Year 10
-----------                                            ------            ------             ------             -------
Class A Shares                                          $552              $715               $897              $1,474
Class B Shares(1)
     Assuming redemption at end of period               $557              $786              $1,043             $1,699
     Assuming no redemption                             $157              $486               $843              $1,699
Class C Shares
     Assuming redemption at end of period               $257              $486               $843              $1,900
     Assuming no redemption                             $157              $486               $843              $1,900
Class I Shares                                          $55               $173               $306               $749
Class R1 Shares                                         $106              $331               $578              $1,340

Class R2 Shares                                         $131              $409               $711              $1,624
Class 529A Shares                                       $586              $820              $1,077             $1,860
Class 529B Shares(1)
     Assuming redemption at end of period               $582              $863              $1,173             $1,999
     Assuming no redemption                             $182              $563               $973              $1,999
Class 529C Shares
     Assuming redemption at end of period               $282              $563               $973              $2,169
     Assuming no redemption                             $182              $563               $973              $2,169

-------------------------

(1) Class B shares convert to Class A shares and Class 529B shares convert to Class 529A shares approximately eight years after purchase; therefore, years nine and ten reflect Class A and Class 529A expenses, respectively.



                The date of this Supplement is December 6, 2004.